Exhibit 31.4
CERTIFICATION PURSUANT TO
RULE 13a-14(a)/15d-14(a),
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew Kirk, certify that:

1.I have reviewed this Annual Report on Form 10-K/A of Enstar Group Limited; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 29, 2025

/S/ MATTHEW KIRK
Matthew Kirk
Chief Financial Officer